UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2024 (June 12, 2024)

GETTY IMAGES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41453	87-3764229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tracy Knox, who was appointed to the Board of Directors (the “Board”) of Getty Images Holdings, Inc. (the “Company”) on April 10, 2024 (which was previously disclosed by the Company on Form 8-K on April 11, 2024), was appointed by the Board as the Chair of the Company’s Audit Committee on June 12, 2024.

On June 13, 2024, Jonathan Klein resigned as a member of the Board and a member of the Company’s Audit Committee.  Mr. Klein’s resignation is not due to any disagreement with the Company or any matter related to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on June 12, 2024, the Company’s stockholders approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended and restated, the “A&R Certificate of Incorporation”) to provide for the exculpation of officers of the Company against personal liability for certain breaches of fiduciary duties, to the extent provided by Delaware General Corporation Law (“DGCL”), as further described on pages 23 to 24 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”). The A&R Certificate of Incorporation was approved by the Board on April 10, 2024.

The A&R Certificate of Incorporation became effective upon filing with the Delaware Secretary of State on June 14, 2024. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Additionally, effective as of June 12, 2024, the Board approved amendments to the Company’s amended and restated by-laws (as amended, the “Amended and Restated Bylaws”) to, among other things, (i) update the advance notice bylaws to reflect the passage of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) update stockholder list requirements to reflect recent updates to the DGCL and (iii) make other ministerial and procedural updates. The foregoing description of the updated provisions in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2024, the Company held the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Exchange Act, pursuant to the Proxy Statement. Present at the Annual Meeting in person, electronically or represented by proxy were holders of 384,983,248 shares of Class A Common Stock of the Company, together representing 94.24% of the voting power of the shares of Class A Common Stock of the Company as of the close of business on April 15, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is described in more detail in the Proxy Statement:

1.	To elect four Class II directors to serve until the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	To approve the A&R Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers; and

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The number of votes cast with respect to each proposal was as indicated below.

1. Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chinh Chu	377,492,469	470,461	7,020,318
Mark Getty	377,508,743	454,187	7,020,318
Tracy Knox	377,872,422	90,508	7,020,318
Brett Watson	377,604,743	358,187	7,020,318

Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Approval of the A&R Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
298,713,452	79,233,944	15,534	7,020,318

The foregoing proposal required the affirmative vote of at least 66 2/3% of the total voting power of all outstanding shares of Class A Common Stock of the Company entitled to vote generally in the election of directors. Based on the votes set forth above, the adoption of the A&R Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers was approved.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
384,627,863	252,558	102,827

There were no broker non-votes on this proposal. The foregoing proposal required the affirmative vote of the holders of a majority of the votes cast of Class A Common Stock of the Company. Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Getty Images Holdings, Inc. (effective as of June 14, 2024)
3.2	Amended and Restated By-Laws of Getty Images Holdings, Inc. (effective as of June 12, 2024)
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2024

GETTY IMAGES HOLDINGS, INC.

By:	/s/ Kjelti Kellough
Name:	Kjelti Kellough
Title:	Senior Vice President, General Counsel, and Corporate Secretary